UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 2, 2010

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On Monday, August 2, 2010, Celadon Group, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial and operating results for the fourth fiscal quarter and fiscal year ended June 30, 2010.  A copy of the press release is attached to this report as Exhibit 99.1.

In connection with the press release, the Company had a telephone conference call discussing its financial and operating results for the fourth fiscal quarter and fiscal year ended June 30, 2010.  A transcript of that call is attached to this report as Exhibit 99.2.  The Company's prepared remarks were posted to the Company's website in advance of the conference call.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	99.1	Celadon Group, Inc. press release announcing financial and operating results for the fourth fiscal quarter and fiscal year ended June 30, 2010.
	99.2	Transcript of Conference Call by Celadon Group, Inc. announcing financial and operating results for the fourth fiscal quarter and fiscal year ended June 30, 2010.

The information contained in this report (Items 2.02 and 9.01) and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the second-to-last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: August 3, 2010	By:	/s/ Paul Will
Paul Will
Chief Financial Officer, Executive Vice President, Treasurer, and Assistant Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Celadon Group, Inc. press release announcing financial and operating results for the fourth fiscal quarter and fiscal year ended June 30, 2010.

99.2	Transcript of Conference Call by Celadon Group, Inc. announcing financial and operating results for the fourth fiscal quarter and fiscal year ended June 30, 2010.